UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2025

EVOFEM BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36754	20-8527075
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7770 Regents Road, Suite 113-618

San Diego, California 92122

(Address of principal executive offices)

(858) 550-1900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.0001 per share	EVFM	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

License and Supply Agreement

On March 20, 2025, Evofem Biosciences, Inc. (the “Company”) entered into a License and Supply Agreement (the “Agreement”) with Windtree Therapeutics, Inc., (“Windtree”), wherein Windtree agreed to become a manufacturer and supplier of PHEXXI® (lactic acid, citric acid and potassium bitartrate).

Item 1.01 of this Current Report on Form 8-K contains only a brief description of the material terms of the Agreement and does not purport to be a complete description of such. Such description is qualified in its entirety by reference to the full text of the Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Fifth Amendment to the Amended and Restated Merger Agreement

As previously disclosed on July 18, 2024 in that Current on Form 8-K the Company filed by with the Securities and Exchange Commission (“SEC”), on July 12, 2024 the Company, Aditxt, Inc., a Delaware Corporation (“Aditxt”) and Adifem, Inc., a Delaware corporation and wholly-owned subsidiary of Aditxt (the “Merger Sub”), entered into the Amended and Restated Agreement and Plan of Merger (as amended August 20, 2024, September 6, 2024, October 2, 2024 and November 19, 2024, the “A&R Merger Agreement”), whereby the Merger Sub will merge with and into the Company with the Company being the surviving company and wholly-owned subsidiary of Aditxt (the “Merger”)

On March 22, 2025, the Company, Parent and Merger Sub entered into the fifth amendment to the Amended and Restated Merger Agreement (the “Fifth Amendment”) to:

●	Amend Section 8.1(b)(ii) to change the required consummation date to September 30, 2025;

●	Amend Section 8.1(f) to include a Fifth Parent Investment of $1,500,000 through either the issuance of additional shares of F-1 Preferred Stock, or senior subordinated notes, on or before April 7, 2025 and to provide the Company with the ability to terminate the Merger if not received on such date; and

●	Amend Section 6.6 to require the Company to use commercially reasonable efforts to hold a shareholder meeting to approve the terms of the Merger and A&R Merger Agreement on or prior to September 26, 2025.

Item 1.01 of this Current Report on Form 8-K contains only a brief description of the material terms of the Fifth Amendment and does not purport to be a complete description Fifth Amendment. Such description is qualified in its entirety by reference to the full text of the Fifth Amendment which is attached as Exhibit 2.1, to this Current Report on Form 8-K.

Important Information About the Merger and Where to Find It

In connection with the proposed Merger, the Company intends to file a proxy statement. The preliminary and definitive proxy statements and other relevant documents will be sent or given to the stockholders of the Company as of the record date established for voting on the proposed Merger and will contain important information about the proposed Merger and related matters. Before making any voting decision, investors and security holders of the Company are urged to read, when available, the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement in connection with the Company’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the proposed Merger because these documents will contain important information about the Company, Aditxt and the proposed Merger. When available, the definitive proxy statement will be mailed to the Company’s stockholders as of a record date to be established for voting on the proposed Merger. Aditxt stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov.

Participants in the Solicitation

The Company and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed Merger. The Company’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and executive officers of the Company in the Company’s public filings. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to the Company’s stockholders in connection with the proposed Merger will be set forth in the proxy statement for the proposed Merger when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed Merger will be included in the proxy statement that the Company intends to file with the SEC, as described in the “Important Information About the Merger and Where to Find It” section of this Current Report on Form 8-K.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Merger. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1*	Fifth Amendment to the Amended and Restated Merger Agreement, dated March 22, 2025.
10.1*	License and Supply Agreement dated March 20, 2025
99.1	Press Release dated March 26, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOFEM BIOSCIENCES, INC.

Dated: March 26, 2025	By:	/s/ Saundra Pelletier
Saundra Pelletier
Chief Executive Officer